EXHIBIT 99.1

WELLCARE AND UNIVERSAL AMERICAN ANNOUNCE EARLY TERMINATION OF HART-
SCOTT-RODINO WAITING PERIOD FOR WELLCARE’S PROPOSED ACQUISITION OF
UNIVERSAL AMERICAN

Tampa, Fla. & White Plains, N.Y. (BUSINESS WIRE)— WellCare Health Plans, Inc. (NYSE: WCG) and Universal American Corp. (NYSE: UAM) announced today the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (HSR Act) for WellCare’s proposed acquisition of Universal American Corp.

Termination of the HSR Act waiting period satisfies one of the conditions to the closing of the transaction. The transaction, which is expected to close in the second quarter of 2017, remains subject to other closing conditions, including approval by Universal American’s stockholders and other customary closing conditions, including regulatory approvals.

About WellCare Health Plans, Inc.
Headquartered in Tampa, Fla., WellCare Health Plans, Inc. (NYSE: WCG) focuses exclusively on providing government-sponsored managed care services, primarily through Medicaid, Medicare Advantage and Medicare Prescription Drug Plans, to families, children, seniors and individuals with complex medical needs. The company served approximately 3.8 million members nationwide as of September 30, 2016. For more information about WellCare, please visit the company’s website at www.wellcare.com.

About Universal American Corp.
Universal American (NYSE: UAM), through our family of healthcare companies, provides health benefits to people covered by Medicare. We are dedicated to working collaboratively with healthcare professionals, especially primary care physicians, in order to improve the health and well-being of those we serve and reduce healthcare costs. For more information on Universal American, please visit our website at www.UniversalAmerican.com.

Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the transaction.  In connection with the transaction, Universal American plans to file with the SEC and furnish to Universal American’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, UNIVERSAL AMERICAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Universal American’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Universal American’s shareholders may obtain a free copy of Universal American’s filings with the SEC from Universal American’s website at http://www.universalamerican.com or by directing a request to Universal American at Universal American, 44 South Broadway, Suite 1200, White Plains, NY 10601-4411.

Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of Universal American and the directors, executive officers and certain other members of management and employees of WellCare may be deemed “participants” in the solicitation of proxies from shareholders of Universal American in favor of the transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Universal American in connection with the transaction will be set forth in the proxy statement and other relevant documents to be filed with the SEC. You can find information about Universal American’s executive officers and directors in Universal American’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in Universal American’s definitive proxy statement filed with the SEC on Schedule 14A.  You can find information about WellCare’s executive officers and directors in WellCare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in WellCare’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements
This report and oral statements made from time to time by executive officers of WellCare or Universal American may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare’s or Universal American’s business and competitive strengths, all of which involve risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect WellCare’s business or Universal American’s business and the price of the common stock of WellCare or the common stock of Universal American, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Universal American and the receipt of certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Universal American’s operations into those of WellCare, (iv) the transaction may not result in the accretion to WellCare’s earnings or other benefits expected to be achieved from the transactions, (v) such integration may be more difficult, time consuming or costly than expected, (vi) revenues following the transaction may be lower than expected, (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (viii) the effect of the announcement or pendency of the transaction on WellCare and/or Universal American’s business relationships, operating results, and business generally, risks related to the proposed transaction disrupting current plans and operations of WellCare and/or Universal American and potential difficulties in Universal American’s employee retention as a result of the transaction, (ix) risks related to diverting management’s attention from WellCare and/or Universal American’s ongoing business operations, (x) the outcome of any legal proceedings that may be instituted against WellCare and/or Universal American, its officers or directors related to the merger agreement or the transaction, (xi) the possibility that competing offers or acquisition proposals for Universal American will be made, (xii) WellCare’s progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, (xiii) WellCare’s ability to access capital and (xiv) WellCare’s ability to comply with the terms of the Corporate Integrity Agreement.

Where, in any forward-looking statement, WellCare, Universal American or their respective members of management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. WellCare’s and Universal American’s actual results may differ materially from their respective expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond WellCare’s and Universal American’s ability to control or predict with accuracy and some of which might not even anticipate.  There can be no assurance that we will achieve WellCare’s and Universal American’s expectations and neither WellCare nor Universal American do assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of WellCare’s and Universal American’s SEC reports, respectively.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of WellCare and/or Universal American.

All forward-looking statements included in this report are based upon information available to WellCare and Universal American as of the date of the report, and we assume no obligation to update or revise any such forward-looking statements.

CONTACTS:
WellCare Investors: Angie McCabe Vice President, Investor Relations Tel: 813-206-6958 angie.mccabe@wellcare.com	WellCare Media: Crystal Warwell Walker Senior Director, External Communications Tel: 813-206-2697 crystal.walker@wellcare.com

Universal American Investors: Adam C. Thackery Chief Financial Officer 914-597-2939	Universal American Media: The Equity Group Inc. www.theequitygroup.com Fred Buonocore (212) 836-9607